UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2004

TOWER AUTOMOTIVE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733	41-1746238
(Commission File Number)	(IRS Employer Identification No.)

27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)

(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ( c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release, Dated January 4, 2005

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2004, R.J. Tower Corporation, a wholly owned subsidiary of Tower Automotive, Inc. (the “Company”), Tower Automotive ASC, L.L.C. (the “LLC”) and General Electric Capital Corporation (“GE Capital”) entered into a $50.0 million accounts receivable securitization facility agreement. The objective of the facility is to offset the adverse impact on the Company’s short-term liquidity position of the termination of the early payment programs of certain of the Company’s North American automotive OEM customers. On December 30, 2004, the closing date of the facility, the Company received net proceeds of approximately $44.0 million in relation to the facility. The facility shall expire on the earlier of 36 months subsequent to the closing date and the occurrence of a termination event as defined in the agreement.

Pursuant to the terms of the facility agreement, the Company unconditionally sells certain accounts receivable of up to $50.0 million to the LLC, which is a newly formed special purpose entity. A security interest with respect to such accounts receivable was granted to GE Capital.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

c.	Exhibits.

10.18	Receivables Sale Agreement by and among each of the Entities Hereto From Time to Time as Originators, Tower Automotive ASC, L.L.C. and R. J. Tower Corporation, dated December 30, 2004 (1)

10.19	Receivables Funding Agreement by and among Tower Automotive ASC, L.L.C., R.J. Tower Corporation, The Financial Institutions Signatory Hereto From Time to Time and General Electric Capital Corporation, dated December 30, 2004 (1)

10.20	Annex X to Receivables Sale Agreement and Receivables Funding Agreement each dated December 30, 2004 — Definitions and Interpretation (1)

99.1	Press Release dated January 4, 2005. (2)

(1)	To be filed upon availability of final form.

(2)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant
Date: January 5, 2005	/s/ Christopher T. Hatto
Christopher T. Hatto
Chief Accounting Officer

Exhibit Index

Exhibit
No.	Exhibit Description

10.18	Receivables Sale Agreement by and among each of the Entities Hereto From Time to Time as Originators, Tower Automotive ASC, L.L.C. and R. J. Tower Corporation, dated December 30, 2004 (1)

10.19	Receivables Funding Agreement by and among Tower Automotive ASC, L.L.C., R.J. Tower Corporation, The Financial Institutions Signatory Hereto From Time to Time and General Electric Capital Corporation, dated December 30, 2004 (1)

10.20	Annex X to Receivables Sale Agreement and Receivables Funding Agreement each dated December 30, 2004 — Definitions and Interpretation (1)

99.1	Press Release dated January 4, 2005. (2)

     (1) To be filed upon availability of final form.

     (2) Filed herewith.